SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: September 4, 2002
               Date of earliest event reported: September 3, 2002

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                        1-11166                13-3623351
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                                  10104
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(Address of principal executive offices)                         (Zip Code)


                                 (212) 554-1234
                       ----------------------------------
              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

The information provided in connection with Item 9 of this report is being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with General Instruction B of Form 8-K, the information provided in connection with Item 9 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)
(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act. The furnishing of the information set forth in connection with Item 9 of this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information that is required to be disclosed solely by Regulation FD.

At a meeting held with security analysts on September 3, 2002, Vice Chairman and Chief Financial Officer of the Registrant, Stanley B. Tulin, discussed the following relating to DAC amortization:

Deferred Acquisition Costs ("DAC") for interest sensitive and variable life insurance and variable annuities are amortized in accordance with the requirements of SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". DAC is amortized over the expected total life of the contracts as a constant percentage of estimated gross profits arising principally from investment results, separate account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised ("DAC unlocking"). A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization.

In second quarter 2002, among the assumptions modified to reflect emerging experience were projected future separate account performance, annuity surrenders and life mortality.

Expected future gross profit assumptions related to separate account performance are set using a long term view of expected average market returns by applying a reversion to the mean approach. In applying this approach in prior periods, future assumptions of separate account performance were set such that actual market returns would, when combined with estimated returns over the following four years, generate an average gross return of 9% over that period. The average gross long term return estimate of 9% is developed with reference to historical long term equity market performance. As indicated in Table 1 below, in 2000, the favorable actual performance in earlier periods was combined with estimates of lower future performance resulting in an average gross separate account return of 9%, on a cumulative basis. However, continued poor market performance through the second quarter of 2002 would have required estimates of future separate account performance in excess of levels thought reasonable in the current environment. Therefore, the assumptions for future gross long term separate account performance as of June 30, 2002 have been set at 9%, without regard to actual performance through June 30, 2002. As in prior periods, the reversion to the mean approach will continue to be applied, subject to assessment of the reasonableness of resulting estimates of future return assumptions.

Annuity surrender and life mortality assumptions, in the aggregate, have been adjusted to more closely reflect improved emerging experience.

The net effect of updating the assumptions underlying the estimate of future gross profits as required by SFAS No. 97, including projected future separate account performance, annuity surrenders and life mortality, resulted in no significant change to the aggregate total gross profits expected from these products.

TABLE 1:
Separate Account Performance Assumptions Used in 2000 - Reversion to the mean (9% gross; 7.5% net of separate account level fees and expenses)

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Actual net performance                          Assumed net future performance
--------------------------------------------------------------------------------
1997                      19.0%                 2000                     - 7.5%
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1998                      17.5                  2001                     - 7.5
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1999                      22.5                  2002                     - 3.0
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                                                2003                       4.0
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                                                2004                       7.5
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

Now - After unlocking, we are now assuming a level 7.5% net future performance

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Actual net performance                          Assumed net future performance
--------------------------------------------------------------------------------
2000                      -12.7%                2H02                       7.5%
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2001                      -16.0                 2003                       7.5
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1H02                      -18.0                 2004                       7.5
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                                                2005                       7.5
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                                                2006                       7.5
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

TABLE 2:
Equivest Surrender Rates

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BACK IN 2000:
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
Weighted DAC Assumption             Q1 2000 Actual             Difference
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         13.9%                           9.2%                     4.7%
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--------------------------------------------------------------------------------
NOW:
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Weighted DAC Assumption           ast 18 months Actual         Difference
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         8.7%                            8.5%                     0.2%
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


This report contains forward-looking statements. While these forward-looking statements represent our judgments and future expectations, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include certain key factors that could adversely affect our businesses and financial performance contained in our past and future filings and reports we file with the SEC. The Registrant is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AXA FINANCIAL, INC.


Date:  September 4, 2002         By: /s/ Alvin H. Fenichel
                                     ---------------------------------
                                     Name:   Alvin H. Fenichel
                                     Title:  Senior Vice President
                                             and Controller


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